UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or15 (d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest reported event): February 23, 2005

                           The Navigators Group, Inc.
             (Exact name of registrant as specified in its chapter)



    DELAWARE                        0-15886                     13-3138397
--------------------------------------------------------------------------------
   (State of                      (Commission                 (I.R.S. Employer
  organization)                   File Number)               Identification No.)





  One Penn Plaza, New York, NY                                     10119
--------------------------------------------------------------------------------
 (Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (914) 933-6025

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition
Item 7.01  Regulation FD Disclosure

     The following information is furnished pursuant to Item 2.02 "Results of Operations and Financial Condition" and Item 7.01 "Regulation FD Disclosure". This information, including the Exhibit attached hereto, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

     On February 23, 2005, The Navigators Group, Inc. issued a press release announcing its earnings for the fourth quarter and full year ending December 31, 2004. This press release is attached hereto as Exhibit 99.1.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              THE NAVIGATORS GROUP, INC.
                              --------------------------
                              (Registrant)


                                /s/ Bradley D. Wiley
                              ---------------------------------------
                              Name:  Bradley D. Wiley
                              Title: Senior Vice President, Financial Compliance
                                     Officer and Secretary



Date: February 23, 2005

INDEX TO EXHIBITS

Number   Description
------   -----------
 99.1    Fourth Quarter Earnings Release dated February 23, 2005.